                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Commercial Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                 PROXY STATEMENT
                               Dated March 5, 1998
                       For Annual Meeting of Shareholders
                       to be held Wednesday, April 8, 1998

         This Proxy Statement is furnished by the Board of Directors and Management of Commercial Bancshares, Inc., an Ohio Corporation, (the "Corporation"); in connection with the solicitation of proxies to be voted at the Corporation's 1998 Annual Meeting of Shareholders (the "Meeting"), which will be held at 4:30 p.m. on Wednesday, April 8, 1998 at the main office of The Commercial Savings Bank (the "Bank"), located at 118 South Sandusky Avenue, Upper Sandusky, Ohio, 43351.

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Corporation, by submitting a later-dated proxy, or by attending the Meeting in person and instructions casting a ballot. If proxies are signed and returned without voting insturctions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

         The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to Shareholders is March 5, 1998.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The close of business on February 17, 1998, has been designated as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 1,043,481 shares of the Corporation's Common Stock, without par value, were issued and outstanding. Each Shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation at the close of business on February 17, 1998, on all matters that come before the Meeting.

         To the knowledge of the Corporation's management, the following is a schedule of Shareholders of the Corporation owning beneficially, directly or indirectly, five percent (5%) or more of the Corporation's Common Stock as of January 31, 1998.

============================================================================================
NAME AND ADDRESS           TITLE OF CLASS       BENEFICIAL OWNERSHIP OF     PERCENT OF CLASS
OF BENEFICIAL OWNER                             STOCK
============================================================================================
Myers Properties Limited   Common Stock
Partnership                without Par Value           61,716 (1)                 5.9%
605 Los Corales Circle
Green Valley, AZ 85614
============================================================================================

(1) The general partners of Myers Limited Partnership are Barbara K. Emerson, 30062 Morningside Drive, Perrysburg, Ohio 43551, and Marsha S. McClain, 872 Arrowhead Drive, Bucyrus, Ohio 44820. Barbara K. Emerson is the spouse of Edwin
G. Emerson, a Class I Director of the Corporation.

                              ELECTION OF DIRECTORS

         The Corporation's Articles of Incorporation provide for a classified Board of Directors. The Code of Regulations of the Corporation provides that the Board of Directors shall consist of not less than nine (9) nor more than fifteen
(15) members, with the number of Directors within such range fixed or changed by the Shareholders at a meeting for the election of Directors. The number of Directors has previously been fixed at twelve (12), and no change in such number is proposed this year.

         The Board of Directors proposes the election of four directors at the 1998 Annual Meeting of Shareholders to serve as Class I Directors. The nominees for Class I Directors, if elected, will each serve a three-year term expiring at the 2001 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified.

         Shareholders may vote for up to four (4) nominees, and, if a quorum is present, the four nominees receiving the highest number of votes shall be elected as Class I Directors. The Shareholders present in person or by proxy shall constitute a quorum. Shareholders may not vote cumulatively in the election of Directors. Votes withheld in respect to the election of Directors will not be counted in determining the election of Directors. At the Meeting, the results of Shareholder voting will be tabulated by the inspector(s) of elections appointed for the Meeting. Under Ohio law and the Corporation's Articles of Incorporation and Code of Regulations, properly executed proxies that are marked "abstain" or held in "street name" by brokers and are not voted on one or more particular items (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the Meeting.

         Edwin G. Emerson, Deborah J. Grafmiller, Michael A. Mastro, and Douglas
C. Smith are currently Class I Directors of the Corporation and are being nominated by the Board of Directors for reelection as Class I Directors.

         The following tables set forth the slate of four (4) nominees proposed for election as Class I Directors and each continuing Director of the Corporation together with their respective ages, occupations, and amount and nature of beneficial ownership of shares of Common Stock as of January 31, 1998. Proxies received in response to this solicitation will be voted, unless authority is withheld, in favor of the election of the four nominees. Each nominee contributes to the breadth of business experience represented on the Board of Directors and has a longstanding record of service to the Corporation and the Bank. In the event any of the nominees should be unable to serve, which is not anticipated, the Proxy Committee, which consists of William T. Gillen, and Directors Loren Dillon and Hazel Franks, will vote for such other person or persons for the office of Class I Director as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS AND MANAGEMENT OF THE CORPORATION RECOMMEND THAT YOU VOTE FOR THE ELECTION OF SUCH NOMINEES AS CLASS I DIRECTORS OF THE CORPORATION.

                                        CLASS I DIRECTORS
                                (NOMINEES FOR TERMS EXPIRING IN 2001)
============================================================================================================
       Name of                      Principal Occupation       Director     Beneficial Ownership    Percent
      Director           Age       During Last Five Years     Since (1)     of Common Stock (2)     of Class
------------------------------------------------------------------------------------------------------------
Edwin G. Emerson          59     Attorney, Partner with          1985              2,370 (3)           .2%
                                 Shumaker, Loop &
                                 Kendrick, LLP,
                                 Toledo, Ohio
------------------------------------------------------------------------------------------------------------
Deborah J. Grafmiller     47     Appraiser, Co-owner of          1997(4)             736 (5)          .07%
                                 Certified Appraisal
                                 Service,
                                 Upper Sandusky, Ohio
------------------------------------------------------------------------------------------------------------
Michael A. Mastro         41     President of TLM                1995                591 (6)          .05%
                                 Management, Inc.,
                                 Marion, Ohio (a restaurant
                                 management company).
------------------------------------------------------------------------------------------------------------
Douglas C. Smith          55     President of the boat           1985             15,922 (7)          1.5%
                                 manufacturing firm of Baja
                                 Marine Corporation,
                                 Bucyrus, Ohio.
============================================================================================================

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1998.
(3) Includes 930 shares for which Mr. Emerson has shared voting and investment power. Mr. Emerson's spouse, Barbara K. Emerson, is a general partner of Myers Properties Limited Partnership (the "Partnership") which owns 61,716 shares of Common Stock of the Corporation. Mr. Emerson disclaims beneficial ownership of the Partnership shares.
(4) Due to the retirement of B.E.Beaston from the Board in August, 1997, a vacancy was created in the Class I Director classification. Pursuant to the Corporation's Code of Regulations, this vacancy was filled by the Board of Directors acting by a majority of the Directors then in office. Ms. Deborah J. Grafmiller was appointed to the Board on September 10, 1997, to fill Mr. Beaston's unexpired term.
(5) Includes 516 shares for which Ms. Grafmiller has shared voting and investment power.
(6) Includes 405 shares for which Mr. Mastro has shared voting and investment power.
(7) Includes 13,800 shares for which Mr. Smith has shared voting and investment power.

                                         CLASS II DIRECTORS
                                       (TERMS EXPIRE IN 1999)
============================================================================================================
       Name of
      Director                      Principal Occupation       Director     Beneficial Ownership    Percent
       Nominee           Age       During Last Five Years     Since (1)     of Common Stock (2)     of Class
============================================================================================================
Daniel Berg               43     Ohio Unit Business Leader,      1990              1,386 (3)           .1%
                                 Tower Automotive, Upper
                                 Sandusky/Bluffton, Ohio.
                                 (manufacturer of automotive
                                 products)
------------------------------------------------------------------------------------------------------------
Loren Dillon              64     President and General           1990              1,074 (4)           .1%
                                 Manager, Crow Motor Sales,
                                 Inc., Upper Sandusky, Ohio.
------------------------------------------------------------------------------------------------------------
Mark Dillon               44     President, Fairborn U.S.A.,     1990              3,630               .3%
                                 Upper Sandusky, Ohio
                                 (manufacturer of loading
                                 dock enclosures)
------------------------------------------------------------------------------------------------------------
William E. Ruse           63     President, Blanchard Valley     1998 (5)              0                0%
                                 Health Services, Findlay,
                                 Ohio
============================================================================================================

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1998.
(3) Includes 9 shares for which Mr. Berg has shared voting and investment power.
(4) Includes 114 shares for which Mr. Loren Dillon has shared voting and investment power.
(5) Due to the retirement of William T. Gillen from the Board in September, 1997, a vacancy was created in the Class II Director classification. Pursuant to the Corporation's Code of Regulations, this vacancy was filled by the Board of Directors acting by a majority of the Directors then in office. Mr. William E. Ruse was appointed to the Board on February 11, 1998, to fill Mr. Gillen's unexpired term.

                                        CLASS III DIRECTORS
                                       (TERMS EXPIRE IN 2000)
============================================================================================================
       Name of                      Principal Occupation        Director    Beneficial Ownership    Percent
      Director           Age       During Past Five Years      Since (1)    of Common Stock (2)     of Class
------------------------------------------------------------------------------------------------------------
James A. Deer             44     Secretary/Treasurer of          1996              6,132(3)            .5%
                                 Commercial Bancshares,
                                 Inc. and Executive
                                 Vice-President of The
                                 Commercial Savings Bank
------------------------------------------------------------------------------------------------------------
Hazel Franks              77     Retired trucking firm           1985              8,610               .8%
                                 owner, Upper Sandusky,
                                 Ohio.
------------------------------------------------------------------------------------------------------------
Raymond E. Graves         45     President and CEO,              1986              6,924 (4)           .6%
                                 Commercial Bancshares,
                                 Inc. and The Commercial
                                 Savings Bank, Upper
                                 Sandusky, Ohio.
------------------------------------------------------------------------------------------------------------
Richard Sheaffer          55     President, R.A. Sheaffer,       1976              3,347 (5)           .3%
                                 Inc. (a family farming
                                 corporation).
============================================================================================================

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1998.
(3) Includes 1,185 shares for which Mr. Deer has shared voting and investment power, and 3,750 shares covered by exercisable options for which Mr. Deer has shared investment power, but not shared voting power.
(4) Includes 1,467 shares for which Mr. Graves has shared voting and investment power, and 3,000 shares covered by exercisable options for which Mr. Graves has shared investment power, but not shared voting power.
(5) Includes 2,573 shares for which Mr. Sheaffer has shared voting and investment power.

                                       CUMULATIVE SHARE OWNERSHIP
============================================================================================================
       Name of                      Principal Occupation        Director    Beneficial Ownership    Percent
      Director           Age       During Last Five Years        Since      of Common Stock (1)     of Class
------------------------------------------------------------------------------------------------------------
All Directors and         --                --                     --             57,681 (3)          5.5%
Executive Officers as
a Group (15 persons)
(2)
============================================================================================================

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1998.
(2) Includes all executive officers of the Corporation and all executive officers of the Bank.
(3) Includes 12,975 shares covered by stock options now exercisable or exercisable within the next 60 days.

         No family relationships exist between the Corporation's Directors, nominees and executive officers except that Mark Dillon and Loren Dillon, current Directors, are second cousins. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

         Rules and regulations promulgated under the Securities Act of 1933 (the "Securities Act"), as amended, and the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended, require that a Director disclose information concerning certain legal proceedings that have occurred during the last five (5) years. In 1994, Director Douglas C. Smith was the Chief Executive Officer and a Director of Baja Boats, Inc. ("Baja"), an Ohio corporation that manufactures recreational power boats. On February 2, 1994, Baja filed for reorganization and protection from creditors under Chapter 11 of the Bankruptcy Code. Baja has no outstanding loans with the Bank.

         The Board of Directors met twelve (12) times during 1997. Each Director attended at least seventy-five percent (75%) of the total number of Board meetings and meetings held by the committees of the Board on which he or she served. The Board has a standing Audit Committee and a Compensation Committee. The Corporation's Audit Committee, which consisted of Chairman Hazel Franks, Michael Mastro, and Richard Sheaffer, met eight (8) times during 1997. The Audit Committee's primary responsibility is overseeing the activities of the Corporation's external auditors. The Compensation Committee, which consisted of Chairman Douglas Smith, Edwin Emerson, Raymond Graves, and Richard Sheaffer met three (3) times during 1997. The function of the Compensation Committee is to review Executive Management's past performance and thereby formulate salary recommendations of Executive Management for the ensuing year for the consideration of the full Board of Directors. The Board of Directors does not have a standing nominating committee, nor a committee performing a similar function.

         During 1997, the Directors of the Bank received Director's fees at the rate of $400 per Board meeting attended and $200 per committee meeting attended, with the exception of Chairman of the Board, Richard Sheaffer, who received $500 per board meeting. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings, but receive fees at the rate of $400 per Board meeting attended.

                               EXECUTIVE OFFICERS

The following information is furnished concerning Executive Officers of the Corporation and the Bank:

       Name               Age                 Position and Business Background
       ----               ---                 --------------------------------
Richard Sheaffer           55      Mr. Sheaffer is Chairman of the Board of Directors of the
                                   Corporation and the Bank and has served in such position
                                   since 1990. He was first elected as a Director of the Bank in 1976.

Raymond E. Graves          45      Mr. Graves is President and Chief Executive Officer of the
                                   Corporation and the Bank and has served in such position
                                   since 1986. He joined the Bank in 1985 as Executive Vice-
                                   President.

James A. Deer              44      Mr. Deer has served as Executive Vice-President of the
                                   Bank since 1993 and also serves as Secretary/Treasurer of
                                   the Corporation. He joined the Bank in 1985 and served as
                                   a real estate loan officer from 1985 to 1987 and as
                                   Cashier/CFO from 1987 to 1993.

Philip Kinley              38      Mr. Kinley serves as Vice-President of the Corporation and
                                   Vice-President/Chief Financial Officer of the Bank. He
                                   joined the Bank in 1984 and served as a loan officer. In
                                   1989 he became the Bank's Branch Administrator and
                                   Personnel Director. He was named Vice-President/Cashier
                                   in 1992 until 1995 when he assumed his present position.

Bruce J. Beck              46      Mr. Beck, an attorney licensed to practice in the States of
                                   Ohio and Arizona, serves as Senior Vice-President in charge of the loan department of the Bank, having joined the Bank in that capacity in 1995. Prior thereto, he was the Bank's outside legal counsel and a partner in the law firm of Burson and Beck, Carey, Ohio.

James June                 56      Mr. June joined the Bank as an Assistant Vice-President in
                                   1994 and in 1995 became a Vice-President in charge of
                                   Branch Administration and Retail Products. Prior to 1994,
                                   he served as a branch manager for the Tiffin Avenue office of Society National Bank in Findlay, Ohio.

                             EXECUTIVE COMPENSATION

         The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1995, 1996 and 1997 for Mr. Raymond E. Graves, President and Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Bank received compensation for services to the Corporation or the Bank during 1997 in excess of $100,000.

------------------------------------------------------------------------------------------------
                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------
                                                                     Long Term Compensation
                                Annual Compensation                Awards             Payouts
                                -------------------                ------             -------

------------------------------------------------------------------------------------------------
Name and Principal       Year     Salary ($)(1)    Bonus ($)      Securities         All Other
     Position                                                     Underlying        Compensation
                                                                 Options/SARs          ($) (2)
                                                                      (#)
Raymond E. Graves,       1997      125,377.97      12,635.00        18,000            3,898.21
President and Chief      1996      117,290.63      17,039.96          N/A             3,354.02
Executive Officer        1995      112,091.77      17,961.15          N/A             3,852.58
------------------------------------------------------------------------------------------------

(1) Mr. Graves salary includes fees received by him for services as a Director of the Corporation in 1997 and 1996 and as a Director for the Bank in 1995 of $4,800; $4,800; and $4,800 respectively.

(2) Amount includes the Bank's matching contributions made under the Bank's 401K program and the reportable economic value to Mr. Graves of the Bank's supplementary executive retirement plan described below.

                     SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

         In an effort to attract, reward, motivate and retain the most qualified people available, the Bank has provided certain executive officers with a retirement and death benefit plan that will supplement those benefits available under the Bank's qualified retirement plans. This plan was adopted in 1995 and was designed to provide the following executives with annual retirement benefits initially equal to seventy percent (70%) of final annual pay, including within this seventy percent (70%), social security and other retirement benefits provided by the Bank. Benefits under the plan are payable for life. The amount of each annual benefit is indexed to the financial performance of an insurance policy over a selected opportunity rate and is designed to increase each year.

            Name of Executive            Position
            -----------------            --------

            Raymond E. Graves            President and Chief Executive Officer
            James A. Deer                Executive Vice-President
            Philip Kinley                Vice-President/Chief Financial Officer

         The plan is zero percent vested until the 6th year of employment, and vesting increases 20% annually thereafter, reaching 100% vesting after 10 full years of continuous employment. The Bank's obligations under this plan are unfunded; however, the Bank has purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, provide a complete recovery of all plan costs. All three above named executives are presently 100% vested in the plan.

         The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the retirement plan's costs.

         For the year 1997, expenses of $9,128.58 were accrued by the Bank to account for this obligation

                      EXECUTIVE INCENTIVE STOCK OPTION PLAN

         The Shareholders of the Corporation approved the 1997 Commercial Bancshares, Inc. Stock Option Plan (the "Plan") at the 1997 Annual Meeting of Shareholders held April 9, 1997. The general purpose of the Plan is to attract, motivate, reward, and retain key management personnel upon whom the continued success of the Corporation and the Bank depends. The Plan affords to certain executive officers of the Bank and Corporation an opportunity to acquire or increase their proprietary interest in the Corporation by grants to such persons of options to purchase common stock of the Corporation.

         The following table lists the name of each named executive officer to whom options were granted, the number of shares of the Corporation's common stock underlying the options which were granted, the percentage of the total options granted for each executive officer, the exercise price of the options, and the expiration date of the options. The information contained in the table includes only those executive officers whose compensation for 1997 exceeded $100,000.

                              OPTION /SAR GRANTS IN LAST FISCAL YEAR
                                       (Individual Grants)
=====================================================================================================
                                 Number of       Percent of Total
              Name               Securities      Options/SARs
                                 Underlying      Granted To          Exercise Or
                                 Options/SARs    Employees In         Base Price
                                 Granted         Fiscal Year            ($/Sh)        Expiration Date
                                 (#)
-----------------------------------------------------------------------------------------------------
Raymond E. Graves,
President and Chief Executive       9,000(1)           30               $19.33        January 1, 2007
Officer
-----------------------------------------------------------------------------------------------------

                                    9,000              30               $26.00        January 1, 2008
=====================================================================================================

(1) The Plan provisions state that unless the Committee determines otherwise at the time options are granted, options generally will not be exercisable for a period of up to five years from the date of grant. The Board determined for each of the grants made during 1997, that one-half of the options granted will immediately become exercisable upon a 50% increase in the fair market value of the Corporation's common stock from such value at the date of the grant. On November 4, 1997, this exception to the vesting schedule was triggered resulting in one-half of the original 9,000 option grant, or 4,500 options becoming immediately exercisable.

         No options granted to executive officers of the Corporation during the fiscal year ended December 31, 1997, were exercised on or prior to that date. The following table sets forth certain information relating to the number and value of exercised and unexercised options. The table includes only those named executive officers whose compensation for 1997 exceeded $100,000.

                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                             OPTION/SAR VALUES
=============================================================================================================
                                                                   Number of
                                                                  Securities                  Value Of
                                                                  Underlying                Unexercised
                                    Shares                        Unexercised               In-The-Money
                                   Acquired                      Options/SARs               Options/SARs
                                      On         Value      At Fiscal Year-End (#)     At Fiscal Year-End ($)
                                   Exercise     Realized         Exercisable/               Exercisable/
                Name                  (#)         ($)            Unexercisable           Unexercisable (1)

-------------------------------------------------------------------------------------------------------------
Raymond E. Graves, President and       0           0             4,500/13,500            $30,015 / $30,015
Chief Executive Officer
=============================================================================================================

(1) Calculated based on the market value of the Corporation's common stock at the end of 1997, multiplied by the number of shares covered by in-the-money options, less the total exercise price for such options.

          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Bank has had and expects to have transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms as those prevailing at the same time for comparable transactions with others. The Bank, in 1997, did consult the law firm of Shumaker, Loop & Kendrick, LLP, in which Director Edwin Emerson is a partner, on a case by case basis. The Bank has also utilized the services of Certified Appraisal Service on a case by case basis. Certified Appraisal Service is co-owned by Director Deborah J. Grafmiller.

         The Bank has had and expects to have banking transactions in the ordinary course of business with directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $1,425,310 or 9.15% of total shareholders' equity at December 31, 1997. The nature and amount of such indebtedness and transactions during 1997 is such that no disclosure is required for any individual items.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation has engaged the firm of Crowe, Chizek and Company, LLP, Independent Certified Public Accountants, Columbus, Ohio to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 1998 financial statements, although it intends to again engage Crowe, Chizek and Company, LLP for such purpose.

                                 OTHER BUSINESS

         Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1998 ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for presentation at the 1999 Annual Meeting be submitted in writing to Raymond
E. Graves, President, at the Corporation's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by

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
no later than November 13, 1998 for consideration for inclusion in the Corporation's proxy materials for such meeting.

         A copy of the Corporation's 1997 Annual Report is being delivered with this Proxy Statement.


                                           By Order of the Board of Directors

Dated: March 5, 1998                                James A. Deer
                                                    Secretary/Treasurer

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

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                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 8, 1998. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting of Shareholders of Commercial Bancshares, Inc., an Ohio Corporation (the "Corporation") to be held at 4:30 p.m. local time on Wednesday, April 8, 1997, hereby designates and appoints Loren H. Dillon, Hazel D. Franks, and William T. Gillen, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Corporation that the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

         1. ELECTION OF DIRECTORS. To elect the following four (4) nominees as Class I Directors: EDWIN G. EMERSON, DEBORAH J. GRAFMILLER, MICHAEL A. MASTRO, AND DOUGLAS C. SMITH.

                         FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)
                    -----

                         WITHHOLD AUTHORITY FOR ALL NOMINEES
                    -----

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE :
              -----------------------------------------------------------------

         THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.


                                          Dated:
                                                 -------------------------------

Number of Shares
                -------------------       --------------------------------------
                                          Printed Name of Shareholder


                                          --------------------------------------
                                          Signature of Shareholder


                                          --------------------------------------
                                          Signature of Shareholder

Please sign Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

   PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.